UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 12, 2009

Trycera Financial, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30872	33-0910363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1656 Reunion Avenue, Suite 250, South Jordan, Utah	84095
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (801) 446-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.06

Change in Shell Company Status

Since 2004 the Company had been in the business of developing, deploying and marketing semi-custom and customized branded prepaid and prepaid card solutions. Because of continued losses from operations during 2008 the Company began winding down its principal business operations and commenced a search for a new business venture. Former management was unsuccessful in securing a new business venture for the Company and on January 22, 2009, transferred control of the Company to Ronald N. Vance, former company counsel, to seek for and, if possible, locate a suitable operating business venture willing to take control of the Company.

During the second quarter of 2009, the Company recommenced preliminary business operations and on August 12, 2009, the Board adopted the new business plan to implement the recommenced operations. The advisor to the board recommended to the Board of Directors that it adopt the plan as being in the best interests of the Company, its creditors, and shareholders. These restarted operations include the marketing of a network branded third party prepaid card that reports recurring payment activities through a third party reporting provider. The cards are also used to track on-time nontraditional payments which data the Company then provides to the national credit reporting agencies in the required format. As a former shell company, the Company hereby provides the following information that would be required if the Company were filing a general form of registration of securities on Form 10 under the Exchange Act, with such information reflecting the Company and its securities as of the adoption of the current business plan:

Forward Looking Statements

The statements contained in this report that are not historical facts are forward-looking statements that represent management’s beliefs and assumptions based on currently available information. Forward-looking statements include the information concerning our possible or assumed future results of operations, business strategies, need for financing, competitive position, potential growth opportunities, potential operating performance improvements, ability to retain and recruit personnel, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “intends,” “may,” “will,” “should,” “anticipates,” “expects,” “could,” “plans,” or comparable terminology or by discussions of strategy or trends. Although management believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements. Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report. While it is not possible to identify all factors, management anticipates that the Company will face many risks and uncertainties including, but not limited to, the startup of a new business, national economic and political conditions, acceptance of the Company’s products and services, available financing, and competition with providers of similar products or services. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. We disclaim any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Throughout this report, unless otherwise designated, the terms “we,” “us,” “our,” “the Company,” “our Company,” and “Trycera” refer to Trycera Financial, Inc., a Nevada corporation.

Item 1. Business.

Business Overview

The Company has recommenced operations and is in the startup stage of its new phase of operations. We currently offer the following principal products and services: (i) network branded third party card programs; and (ii) payment reporting, credit builder and other financial services. The Company does not have current plans to reinstate its previous business of managing prepaid card portfolios and will instead rely on third party processors, program managers and banks to coordinate, issue and manage prepaid card portfolios on behalf of the Company. As the Company aggregates a meaningful portfolio of active cardholders, only at that time will future determinations be made to re-enter as a program manager. The shifting economics of third party program providers will also play a role in re-establishing program management status. For example, if our current prepaid card program manager were required to change its fees as a result of any new bank mandated changes or new regulation, we may elect to reenter the program management business.

The Company will focus on the marketing of network branded third party card programs. In efforts to support the restarted operations and to generate organic revenue, the Company executed an agreement with a prepaid card program manager, Bank Freedom, in the first quarter of 2009. By contracting with Bank Freedom, the Company is attempting to provide a network branded prepaid card to customers as a primary vehicle for delivering the credit builder and other financial products and services such as bill payment, payment reporting and online personal financial management tools. The targeted focus of the Company is to partner with businesses which deliver non-bank personal and financial services such as insurance agencies, micro-loan centers, rent to own, local/regional credit unions and check cashing businesses. As of the date of this report, the Company has begun negotiations for various arrangements and agreements, but no definitive agreements or arrangements have been entered into except as discussed below. While new agreements are in place, it is indeterminable how restarting operations may positively or adversely affect the business. As a result, the Company, while attempting to create newfound revenue streams, will continue seeking opportunities for outside business ventures and raising funds to aid in retooling and restarting the operations.

At the start of the second quarter, the Company focused on marketing financial and educational services which are designed to assist consumers in obtaining the most accurate and complete credit profile possible. The Company is in the process of marketing a network branded prepaid card that reports recurring payment activities through a third party reporting provider. The Company, through its contract with CRS Corporation (“CRS”), an entity for which Ray A. Smith, our President, also serves as president, utilizes proprietary algorithms to help accurately discern and track on-time nontraditional payments and will provide this data to the national credit reporting agencies in the required format.

On or about June 5, 2007, we entered into a non-exclusive Service Agreement with CRS in order to offer these tracking and reporting services for non-traditional payments by prepaid card holders. The initial term of the agreement is for three years and is automatically extended for additional one-year terms unless terminated by either of the parties.

During the second quarter, we continued progress and development on other marketing and sales channels with our card program partner, Bank Freedom. By working closely with Bank Freedom, management believes we will be able to offer a predictable cost model that will provide our customers and strategic distribution partners the flexibility of working with wide reaching portfolio program channels and will align cardholders with a highly functional and progressive card platform. The two programs in development that will be issued through Bank Freedom include a general purpose payment card and a payroll program offered to a leading private retail group in the western United States. We anticipate launching these two programs in the middle to late part of the fourth quarter of 2009.

In the second quarter we also launched our first program under our new business paradigm by introducing a co-branded insurance payment card to market. While only in the early stages of distribution, the insurance card is an instant issue prepaid card that is upgradable to a personalized prepaid card. The focus of the program is to streamline insurance company operations by taking cash payments out of the system and replacing them with a safe and reliable prepaid card. The insurance card also plays an integral part for delivering financial education. The resulting benefit to the insured is that receiving a prepaid card and making payments using that card allows them to report recurring insurance payments to credit reporting agencies. This unique feature complements the Company’s strategy to increase reporting cardholders and expand on the payment reporting services which are at the core of restarting the operations.

Moreover, the Company continues to pursue alliances with other companies involved in the financial services and personal credit space in order to market our products and services related to those in need of credit enhancement and financial educational services. The products and services being offered by the Company rely on third party program managers and specially designed credit software systems created to accurately, efficiently and automatically track nontraditional payment history (i.e. apartment rental payments, utility payments, life’s necessity payments, etc.) and make this data readily available to the national credit reporting agencies.

In addition to our newly restarted operations, we plan to expand in the coming quarters through targeted acquisitions of small card portfolios and complementary financial services-related companies. We have not presently targeted any potential acquisitions or entered into any negotiations or agreements to make any acquisitions.

Marketing

Using management’s experience in direct sales, call center and third party sales operations, we are developing product distribution methods focused primarily on these core competencies. By working direct sales leads, management believes the Company will be able to distribute products through businesses directly to consumers/cardholders. This is best exemplified by the recently launched insurance program. Other high visitor and foot traffic business segments are actively being targeted for direct sales including check cashing, rent to own and personal financial management businesses. With several customer contact points at high traffic locations and non-traditional retail businesses, management believes the distribution method to directly deliver a product to a consumer is a good fit for the Company payment reporting services and network branded prepaid cards. In addition, the Company principals intend to engage call centers to develop and market an alternative to traditional credit and bank-based products. These call centers target consumers who have been denied credit, denied loans and denied services based on poor payment history or inconsistent historical credit activity. As a result, the call centers have the ability to market and distribute a payment reporting and credit builder service and financial tool to callers and further establish the integration of prepaid card and payment reporting services. We have not entered into any definitive agreements or arrangements with these call centers.

In addition to the core competencies being pursued as the primary distribution and marketing efforts, management intends to deploy additional strategies in the future to facilitate and expand product distribution. These channels will be directed to targeted markets for high volume of prepaid card users and payment reporting services, and may include multimedia such as:

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Television infomercials (sending customers to call centers or web-based solutions);

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Email campaigns to opt-in lists of consumers known to have poor credit scores or those in need of payment reporting services and secured credit cards;

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Affiliate networking, pay-per-click and other search engine optimized online marketing campaigns; and

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Direct mail campaigns.

Competition

The Company operates as a hybrid financial services marketer within two distinct and competitive industries, namely network branded prepaid cards and payment and credit building services. Each industry represents challenges in mutually exclusive environments. Within the network branded prepaid card industry there are a wide range of competitors. Some companies are well-funded; others are backed by leading financial institutions; others are subsidized by large free cash flows as a result of sustained profits from early market entry. Concurrently, payment and credit building services have a more limited scope of competition. Large companies such as Experian, Trans Union and Equifax dominate the traditional credit scoring arena, but the alternative payment reporting and emerging payment and credit building services are reliant on a network of local, regional and national credit reporting agencies. Collectively, these agencies represent the backbone and infrastructure of non-traditional and cash recurring payment services. These agencies and markets represent the core of the companies reporting cardholders and also represent a growing segment of reportable payments.

Management believes the Company is positioned well within the current competitive landscape in the payment reporting, credit building and prepaid industries. The Company maintains an offering for consumers that integrates a cross section of each industry by offering a credit builder and payment reporting service delivered by a prepaid card. While the competitive landscape in specific credit/payment reporting services and network branded cards is expanding, management believes new entrants into each space are not successfully able to combine both facets into their business. As a result, management believes the Company currently maintains a unique competitive position.

Because of the Company’s combination of services, management does not believe we would compete directly with payment reporting service companies or network branded cards on a standalone basis. Instead, the Company uses the network branded card as the financial vehicle to assist in the delivery of the payment reporting services. In conjunction with such network branded card alliances, management believes the Company, when adequately funded, will be positioned to take advantage of industry-wide open-loop networks for expanding the reach and scope of the products offered. Open-loop networks have now built out specific infrastructures and networks expand the capabilities and infrastructure of reloadable prepaid cards. While a host of prepaid reload networks such as GreenDot, BlackHawk, Visa's ReadyLink and MasterCard's rePower reload programs exist, management believes the Company is poised to leverage those networks and expand the Company’s reload footprint due to a host of strategic alliances. Unlike traditional program managers and prepaid card issuers, the Company leverages the competition’s advantages for widespread growth and distribution opportunities.

With our unique positioning in the market, we intend to push the conversion from non payment reporting cash and check transactions to reportable and recurring transactions via the use of a network branded prepaid products with credit builder and payment reporting services as the key differentiator. Growth in the network branded prepaid card market is expected to continue for the foreseeable future as competitors, issuers and distributors execute on emerging markets, develop new products, and target unbanked and under-banked segments.

According to figures reported in November 2007, with network branded prepaid card transactions expected to reach 7 billion by 2010 and with transaction spending values over $170 billion, management believes the network branded prepaid market remains open for widespread competition. The key players in the industry currently include: All Access (Net Spend), Green Dot, Rush Card, Western Union, AccountNow and Wired Plastic. There are also a number of small network branded prepaid card programs currently operating that do not represent significant market share, but may afford the Company an opportunity to expand the active card portfolio through strategic acquisition of the competitors.

Equally important is that the primary companies operating in the space are more well funded, better capitalized or have positive cash flow from operations to sustain and grow their core portfolios. While management believes we are optimally positioned at this current stage, these companies may elect to expend significant resources on obtaining credit builder and payment reporting services, any of which could increase the competition and result in new market pressures and shifting economics underlying our current business model.

Government Regulation

Reloadable network branded prepaid cards and payment/credit reporting services are subject to many forms of regulation at both federal and state levels. Various laws and acts govern financial instruments and reporting. Since the primary delivery vehicle for payment reporting services is attached to a prepaid card, the Company has focused on prepaid cards as the primary area of regulatory concern. As it pertains to prepaid cards and similar products, the most notable regulatory items include the USA PATRIOT Act (focused on customer identification programs), Regulation E, the Electronics Funds Transfer Act, the Anti-Money Laundering Act, Bank Secrecy Act, customer security and privacy provisions of the Gramm-Leach Bliley Act, and various other acts. As network branded prepaid cards are essentially portable bank accounts, we anticipate continued and expanded regulation. Nevertheless, no regulatory licenses or permits will be required for our specific operations.

There are a host of new and proposed federal rules and regulations governing credit building, payment reporting and prepaid cards. These rules and regulations could materially and adversely affect the operations of the business when and if they are implemented. Legislators, federal agencies and the current presidential administration are pursuing increased oversight of the prepaid industry on several fronts. The Consumers Union (the “CU”) and other groups are pushing to expand the types of prepaid cards covered under Title IV of the recently passed Credit Card Accountability, Responsibility and Disclosure Act of 2009 (the “CARD Act”) and to facilitate passage of the regulatory overhaul proposed in June 2009. The proposed Consumer Financial Protection Agency Act of 2009 would create the Consumer Financial Protection Agency (the “CFPA”) and give it broad regulatory and enforcement powers over banks and nonbank financial companies as well as credit and bank products. The CFPA Act would govern how the CFPA will function including its corporate governance, funding and scope of authority. With respect to the scope of authority, the act grants the agency the power to write, supervise and enforce consumer protection regulations on all financial products including prepaid and stored value products. Any such regulation could materially and adversely impact the business moving forward.

The CU, a New York-based consumer watchdog group, has targeted the CARD Act and the proposed CFPA as opportunities to engage the prepaid industry on issues including fees, expiration dates and FDIC coverage on all types of prepaid cards. The group has launched a campaign to foster support for the proposed new agency and continued formal lobbying efforts urging the Federal Reserve to broaden Title IV of the CARD Act to include more types of prepaid cards including most reloadable network branded cards. To that end, CU sent a letter to the Consumer Advisory Council of the Federal Reserve urging the Federal Reserve Board of Governors to broaden the categories of gift cards covered under Title IV, narrow the definition of loyalty and promotional gift cards (originally excluded) and clarify that the Electronic Fund Transfer Act and Regulation E cover “general-spend” prepaid cards. Resulting legislation could materially change the underlying economics and increase pressure on the Company’s ability to sustain profitability long term.

Moreover, state agencies in concert with changing federal laws continue to increase regulation on money service businesses and review laws related to abandoned funds. These changes to escheat laws and increased scrutiny on money service businesses continue to introduce potentially material changes to the underlying business.

In aggregate, such collective regulations and compliance represent a costly expense and there is no assurance that we will be able to maintain or adopt steps to mitigate or prevent adverse regulatory action. If we are unable to successfully comply with all relevant regulations, it could materially and adversely affect our business.

Employees

We have one full-time employee, namely our President and CEO, Ray A. Smith. When funds are available, we intend to retain Bryan Kenyon as a full-time employee in the capacity of chief operating officer.

Item 1A. Risk Factors.

As a smaller reporting company, the Company has elected not to provide the information required by Item 1A of Form 10.

Item 2. Financial Information.

Results of Operations – Three and Six Months Ended June 30, 2009 and 2008

For information concerning the results of operations for the three and six months ended June 30, 2009, see Item 2 “Results of Operations” set forth in Part I of the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2009, filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2009 (the “Company’s 2009 Second Quarter 10-Q”).

Results of Operations – Years Ended December 31, 2008 and 2007

For information concerning the results of operations for years ended December 31, 2008 and 2007, see Item 7 “Results of Operations” set forth in Part II of the Company’s 2008 10-K filed with the SEC on April 15, 2009 (the “Company’s 2008 10-K”).

Liquidity and Capital Resources

For information concerning the Company’s liquidity and capital resources at June 30, 2009, see Item 2 “Liquidity and Capital Resources” set forth in Item 2 of Part I of the Company’s 2009 Second Quarter 10-Q.

Off-Balance Sheet Arrangements

At December 31, 2008, and at June 30, 2009, the Company did not have any off-balance sheet arrangements.

Selected Financial Data

As a smaller reporting company, the Company has elected not to provide the information required by Item 301 of Regulation S-K.

Quantitative and Qualitative Disclosure about Market Risk

As a smaller reporting company, the Company has elected not to provide the information required by Item 305 of Regulation S-K.

Item 3. Properties.

For information in response to this item, see Item 2 of Part I of the Company’s 2008 10-K.

Item 4. Security Ownership of certain Beneficial Owners and Management.

For information in response to this item, see Item 12 of Part III of the Company’s 2008 10-K.

Item 5. Directors and Executive Officers

For information in response to this item, see Item 10 of Part III of the Company’s 2008 10-K.

Item 6. Executive Compensation.

For information in response to this item, see Item 11 of Part III of the Company’s 2008 10-K.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

For information in response to this item, see Item 13 of Part III of the Company’s 2008 10-K.

On or about April 17, 2009, Ray A. Smith, our President, advanced $15,000 to the Company for operating expenses. The advance was evidenced by a promissory note dated April 17, 2009, in the amount of $15,000. The note bears interest at 10% per annum and is payable upon demand. On or about May 26, 2009, Mr. Smith advanced an additional $19,000 to the Company for operating expenses. This advance was also evidenced by a promissory note dated May 26, 2009, in the amount of $19,000. This note also bears interest at 10% per annum and is payable upon demand.

On or about June 5, 2007, the Company entered into a Service Agreement with CRS Corporation, a corporation for which Mr. Smith has served as president. Mr. Smith has served as President of our Company since February 6, 2009. During the years ended December 31, 2008 and 2007, and since the beginning of the current fiscal year ending December 31, 2009, we have paid an aggregate of $2,250 in fees to CRS under the terms of this agreement.

Item 8. Legal Proceedings.

For information in response to this item, see Item 3 of Part I of the Company’s 2008 10-K and Item 1 of Part II of the Company’s 2009 Second Quarter 10-Q and the quarterly report on Form 10-Q for the quarter ended March 31, 2009, filed with the SEC on May 20, 2009.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters.

For information in response to this item, see Item 5 of Part II of the Company’s 2009 10-K. In addition, the table below sets forth for the period indicated the quarterly high and low bid prices as reported by the Pink Sheets. These quotations reflect inter-dealer prices, without retail mark-up, mark-down, or commission and may not necessarily represent actual transactions.

	Quarter	High	Low
FISCAL YEAR ENDING DECEMBER 31, 2009	Second	$0.018	$0.0075

Item 10. Recent Sales of Unregistered Securities.

For information in response to this item, see the following prior filings by the Company:

SEC Form	Item Number	Filing Date
2005 10-KSB	Item 5 of Part II	April 7, 2006
First Quarter 10-QSB	Item 2 of Part II	May 26, 2006
Second Quarter 10-QSB	Item 2 of Part II	August 14, 1006
Third Quarter 10-QSB	Item 2 of Part II	November 14, 2006
2006 10-KSB	Item 5 of Part II	April 2, 2007
Third Quarter 10-QSB	Item 2 of Part II	November 19, 2007
2007 10-KSB	Item 5 of Part II	April 14, 2008
Second Quarter 10-Q	Item 2 of Part II	August 14, 2008

Item 11. Description of Registrant’s Securities

For information in response to this item, see Item 8.01 of the Company’s Form 8-K filed with the SEC on January 24, 2007.

Item 12. Indemnification of Directors and Officers

Nevada law expressly authorizes a Nevada corporation to indemnify its directors, officers, employees, and agents against liabilities arising out of such persons’ conduct as directors, officers, employees, or agents if they acted in good faith, in a manner they reasonably believed to be in or not opposed to the best interests of the company, and, in the case of criminal proceedings, if they had no reasonable cause to believe their conduct was unlawful. Generally, indemnification for such persons is mandatory if such person was successful, on the merits or otherwise, in the defense of any such proceeding, or in the defense of any claim, issue, or matter in the proceeding. In addition, as provided in the articles of incorporation, bylaws, or an agreement, the corporation may pay for or reimburse the reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition if such person furnishes to the corporation an undertaking to repay such expenses if it is ultimately determined that he did not meet the requirements. In order to provide indemnification, unless ordered by a court, the corporation must determine that the person meets the requirements for indemnification. Such determination must be made by a majority of disinterested directors; by independent legal counsel; or by a majority of the shareholders.

Article VI of the bylaws of the Company provides that the corporation shall indemnify its directors, officers, and agents to the full extent permitted by the laws of the State of Nevada.

Pursuant to the terms of the Company’s employment agreements with Mr. Smith, its President and CEO, the Company has agreed to indemnify Mr. Smith if he is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director, officer or employee of the Company, or is, or was, serving at the Company’s request as a director, officer, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise. The Company has also agreed to advance all reasonable costs and expenses incurred by Mr. Smith in connection with any such proceeding, provided that the party undertakes to repay the amount of such advance if it is ultimately be determined that he was not entitled to be indemnified against the costs and expenses.

Pursuant to the terms of the Service Agreement dated June 5, 2007, between the Company and CRS Corporation (“CRS”), the Company has agreed to indemnify the officers of CRS, including Ray A. Smith, our President, who also serves as president of CRS, against all costs and liabilities arising out of the business of Trycera or breach of the agreement. Likewise, CRS has agreed to indemnify our officers and directors, including Messrs Smith, Kenyon and Vance against all costs and liabilities arising out of the business of CRS or breach of the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 13. Financial Statements and Supplementary Data.

For information in response to this item, see Item 8 of Part II of the Company’s 2008 10-K and Item 1 of Part I of the Company’s 2009 Second Quarter 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

For information in response to this item, see Item 9 of Part II of the Company’s 2008 10-K.

Item 15. Financial Statements and Exhibits.

For information in response to this item, see Item 15 of Part IV of the Company’s 2008 10-K and Item 6 of Part II of the Company’s 2009 Second Quarter 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trycera Financial, Inc.

Date: August 12, 2009	By	/s/Ray A. Smith
Ray A. Smith, President